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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 21, 2002



                           STRATEGIC DIAGNOSTICS INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                       000-68440                56-1581761
----------------------------          -----------            ----------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
   of Incorporation or                    file                Identification
       Organization)                     number)                 Number)


111 Pencader Drive Newark, Delaware                          19702
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(Address of Principal Executive Offices)                   (Zip Code)



                                 (302) 456-6789
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              (Registrant's telephone number, including area code)


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Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c) Exhibits

Exhibit No.  Description
-----------  -----------

99.1         Press Release issued by Strategic Diagnostics Inc. on
             February 21, 2002.


Item 9. Regulation FD Disclosure

     On February 21, 2002, Strategic Diagnostics Inc. issued a press release providing a fourth quarter and year-end results. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


Date: February 21, 2002

                                            Strategic Diagnostics Inc.

                                            By: /s/ Arthur A. Koch, Jr.
                                               ---------------------------------
                                               Arthur A. Koch, Jr.
                                               Chief Operating Officer
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                                 EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

99.1         Press Release issued by Strategic Diagnostics Inc. on
             February 21, 2002.